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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 1, 2000


                  Caterpillar Financial Services Corporation
            (Exact name of registrant as specified in its charter)

                                   333-35460
                           (Commission File Number)

            Delaware                                    37-1105865
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
         incorporation)


                             2120 West End Avenue
                        Nashville, Tennessee 37203-0001
            (Address of principal executive offices, with zip code)

                                (615) 341-1000
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-35460, the registrant is filing herewith the document listed in Item 7 below.

Item 7.  Exhibits.

8.   Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Caterpillar Financial Services Corporation



Date:  June 1, 2000                   By: /s/  Paul J. Gaeto
                                          -------------------------------------
                                          Paul J. Gaeto
                                          Secretary

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